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                                                                  EXHIBIT 10.21


                                VOTING AGREEMENT
                                ----------------

         VOTING AGREEMENT made as of November 26, 2002, between Christopher T. Keene ("STOCKHOLDER"), Persistence Software, Inc. (the "Company") and Needham Capital Partners III, L.P., Needham Capital Partners IIIA, L.P. and Needham Capital Partners III (Bermuda), L.P. (the "INVESTORS").

                                    RECITALS

         On the date hereof the Company and Investors entered into a Purchase Agreement, Warrant Agreement and Registration Rights Agreement (collectively, the "TRANSACTION AGREEMENTS").

         As an inducement to Investors to enter into the Transaction Agreements, Stockholder has agreed to vote in favor of one designee of the Investors to serve on the Company's Board of Directors on the terms set forth below.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

         1. VOTING OF SHARES. During the term of this Agreement, Stockholder covenants and agrees with the Company and the Investors, for so long as such Stockholder shall be the owner of any Shares (as hereinafter defined) to vote (which term shall include taking action without a meeting by written consent) such number of Shares that may be voted by Stockholder in favor of the election and reelection as a Director of the Company of one individual designated in writing by a majority in interest of the Investors (the "INVESTORS DESIGNEE"). The Investors Designee shall initially be Thomas Shanahan. Upon the removal, resignation, death or failure to stand for reelection of the Investors Designee, Stockholder agrees to vote in favor of a successor designated in writing by a majority in interest of the Investors and to take such reasonable actions in his capacity as a stockholder of the Company as may be permitted to cause the members of the Board of Directors to elect a successor designated by a majority in interest of the Investors. Nothing herein shall require Stockholder to vote in favor of any Investors Designee as to whom disclosure would be required pursuant to Item 401(f) of Regulation S-K promulgated by the Securities and Exchange Commission or does not possess the necessary skills to serve as a director.

         2. SHARES. the term "SHARES" as used herein shall mean any and all shares of capital stock of the Company which carry voting rights (including any voting rights which arise by reason of default) and shall include shares of Common Stock, par value $0.001 per share, of the Company now owned or subsequently acquired by Stockholder through purchase, gift, stock splits, stock dividends and exercise of stock options; provided, however, nothing contained herein shall be construed as to restrict the ability of Stockholder to sell, transfer or otherwise dispose of any Shares owned by Stockholder.

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         3. TERMINATION. This Agreement shall terminate on the date that the
Investors beneficially own less than 11% of the issued and outstanding capital stock of the Company.

         4. TRANSFERABILITY. Nothing herein shall limit the right of Stockholder to sell, convey or transfer any of his Shares; provided, however, that if Stockholder is transferring in excess of 50,000 Shares (subject to adjustment for stock splits, stock dividends or other combinations) other than through an open market transaction, Stockholder shall use his reasonable efforts to attempt to obtain such transferee's consent to vote such Shares in accordance with the terms of this Agreement.

         5. NO REVOCATION. The voting agreement contained herein is coupled with an interest and may not be revoked prior to termination in accordance with
Section 3, except by written consent of a majority in interest of the Investors, the Company and the Stockholder.

         6. GOVERNING LAW. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

         7. SUCCESSORS AND ASSIGNS. No party may assign its rights or obligations under this Agreement, except with the prior written consent of the other party. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their permitted successors and assigns.

         8. ENTIRE AGREEMENT; AMENDMENT. This Agreement, the Purchase Agreement, the Warrant, the Registration Rights Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof and thereof and supersede all prior agreements and understandings among the parties relating to the subject matter hereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against which enforcement of any such amendment, waiver, discharge or termination is sought.

         9. NOTICES. Unless otherwise provided herein, any notice required or permitted by this Agreement shall be in writing and shall be deemed duly given upon delivery, when delivered personally or by overnight courier and addressed to the party to be notified at such party's address as set forth on the signature page hereto, or as subsequently modified by written notice. In the event that any date provided for in this Agreement falls on a Saturday, Sunday or legal holiday, such date shall be deemed extended to the next business day.

         10. SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

                                      -2-
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         11. CAPTIONS AND HEADINGS. The captions and headings used herein are for convenience and ease of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

         12. COUNTERPARTS. This Agreement may be executed in counterparts, and each such counterpart shall be deemed an original for all purposes.

                            [SIGNATURE PAGES FOLLOW]

                                      -3-
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         IN WITNESS WHEREOF, the parties hereto have caused this Voting
Agreement to be executed by their respective authorized officers as of the date first written above.

                                   STOCKHOLDER

                                    /S/ CHRISTOPHER T. KEENE
                                   --------------------------
                                      Christopher T. Keene

                                   PERSISTENCE SOFTWARE, INC.


                                   By: /S/ CHRISTINE RUSSELL
                                      ------------------------------
                                      Name: CHRISTINE RUSSELL
                                      Title: CHIEF FINANCIAL OFFICER


                                   NEEDHAM CAPITAL PARTNERS III, L.P.

                                   By: /S/ THOMAS P. SHANAHAN
                                      ------------------------------
                                       Name: THOMAS P. SHANAHAN
                                       Title: GENERAL PARTNER


                                   NEEDHAM CAPITAL PARTNERS IIIA, L.P.

                                   By: /S/ THOMAS P. SHANAHAN
                                      ------------------------------
                                       Name: THOMAS P. SHANAHAN
                                       Title: GENERAL PARTNER


                                   NEEDHAM CAPITAL PARTNERS III (BERMUDA), L.P.

                                   By: /S/ THOMAS P. SHANAHAN
                                      ------------------------------
                                       Name: THOMAS P. SHANAHAN
                                       Title: GENERAL PARTNER


                       SIGNATURE PAGE TO VOTING AGREEMENT